Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald L. Wilder, President, Chief Executive Officer, Chief Operating Officer, and Director of Titan Technologies, Inc. (the "Company"), certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The annual Report on Form 10-KSB of the Company for the year ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Ronald L. Wilder
-------------------------------------------------------
Ronald L. Wilder, President, Chief Executive Officer,
Chief Operating Officer, and Director

Dated October 24, 2003